                                                                     Ex99. CERT.


Certification Pursuant to Section 302 of the Sarbanes-Oxley Act

I, J. Alan Reid, Jr., certify that:

1. I have reviewed this report on Form N-CSR of Forward Funds, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date:  March 7, 2003
     --------------------

                                   /S/ J. Alan Reid, Jr.
                                   -------------------------
                                   J. Alan Reid, Jr.
                                   President

Certification Pursuant to Section 302 of the Sarbanes-Oxley Act

I, John P. McGowan, certify that:

1. I have reviewed this report on Form N-CSR of Forward Funds, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date:  March 7, 2003
     ---------------------
                                         /S/ John P. McGowan
                                         -------------------
                                         John P. McGowan
                                         Treasurer

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, J. Alan Reid, Jr., President of Forward Funds, Inc. (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated:   March 7, 2003
      ----------------------
                                              /S/ J. Alan Reid, Jr.
                                              ---------------------
                                              J. Alan Reid, Jr.
                                              President

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, John P. McGowan, Treasurer of Forward Funds, Inc. (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated:   March 7, 2003
      ----------------------
                                               /S/ John P. McGowan
                                               -------------------
                                               John P. McGowan
                                               Treasurer